SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT




                     Pursuant to Section 13 or Section 15(d)
                     of the Securities Exchange Act of 1934





                        Date of Report - January 31, 2001



                    CENTRAL HUDSON GAS & ELECTRIC CORPORATION
                    -----------------------------------------
             (Exact name of registrant as specified in its charter)



NEW YORK                             1-3268                         14-0555980
----------------------          ----------------                   ------------
(State or other                 (Commission File                   (IRS Employer
jurisdiction of                  Identification)                       Number)
incorporation number)


284 South Avenue, Poughkeepsie, New York                             12601-4879
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(Address of principal executive offices)                             (Zip Code)



Registrant's telephone number, including area code (845) 452-2000


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Item 2.           Acquisition or Disposition of Assets

          Reference is made to Item 5 of Registrant's Current Report, on Form 8-K, dated August 8, 2000, for a description of Registrant's agreements to sell its interests in the Roseton Electric Generating Plant ("Roseton Plant") and the Danskammer Electric Generating Plant ("Danskammer Plant") to Dynegy Power Corp. ("Dynegy").

          Effective January 30, 2001, Registrant sold its interests in the Roseton Plant and the Danskammer Plant to affiliates of Dynegy. Dynegy Danskammer LLC acquired the Danskammer Plant and Dynegy Roseton LLC acquired Registrant's interest in the Roseton Plant. The total consideration received by Registrant for the sale of such interests was approximately $713 million, subject to possible post-closing adjustments.






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


                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 CENTRAL HUDSON GAS & ELECTRIC CORPORATION
                                               (Registrant)


                                 By:         /s/ Donna S. Doyle
                                     ------------------------------------------
                                                 DONNA S. DOYLE
                                      Vice President - Accounting and Controller





Dated: January 31, 2001







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